SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the Appropriate Box:

[X]  Preliminary Information Statement

[ ]  Confidential, for Use of the Commission Only

[ ]  Definitive Information Statement

                                  ALPHARX, INC.

Payment of Filing Fee (Check the Appropriate Box)

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

      (1)   Title of each class of securities to which the transaction applies:


      (2)   Aggregate Number of Securities to which transaction applies:

      (3) Per Unit Price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed Maximum Aggregate Value of Transaction:

      (5)   Total Fee Paid:

[ ]  Fee Paid with preliminary materials

[ ] Check Box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

      (2)   Form, Schedule or Registration Statement No.:

      (3)   Filing Party:

      (4)   Date Filed:

                                  ALPHARX, INC.
                             200-168 KONRAD CRESCENT
                        MARKHAM, ONTARIO, CANADA L3R 9T9
                            TELEPHONE (905) 479-3245

                                 August __, 2004

To Our Stockholders:

This Information Statement, which is being mailed to the stockholders of AlphaRx, Inc. (variously, "we", "us", and "our") on or about August __, 2004, is furnished in accordance with the requirements of Regulations 14C promulgated under the Securities Exchange Act of 1934, as amended.

Notice is hereby given that the holders of a majority of our outstanding stock have acted by written consent to approve the following actions:

      (1) to authorize our Board of Directors to amend our restated certificate of incorporation to increase the number of shares of common stock we are authorized to issue from 100,000,000 to 250,000,000 shares; and

      (2) to authorize of the adoption of a new option plan so that we may issue up to an additional 24,000,000 shares of common stock to our management.

Only stockholders of record at the close of business on July 15, 2004 are being given notice of this Action by Written Consent. Since the actions above have been approved by a majority of the outstanding shares of our common stock, no proxies were or are being solicited.

  THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING
             WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

                                          Thank you for your= continued support.

                                          Sincerely,

                                          Michael Lee
                                          Chairman of the Board of Directors

                                  ALPHARX, INC.
                             200-168 KONRAD CRESCENT
                        MARKHAM, ONTARIO, CANADA L3R 9T9
                            TELEPHONE (905) 479-3245

       NOTICE OF ACTION TO BE TAKEN BY WRITTEN CONSENT OF THE STOCKHOLDERS

An Action By Written Consent in lieu of a Special Meeting of Stockholders of AlphaRx, Inc., a Delaware corporation (variously, "we" "us" "our"), has been taken in regard to the following actions:

      (1) to authorize our Board of Directors to amend our restated certificate of incorporation to increase the number of shares of common stock we are authorized to issue from 100,000,000 to 250,000,000 shares; and

      (2) to authorize of the adoption of a new option plan so that we may issue up to an additional 24,000,000 shares of common stock to our management.

There will be no vote by our stockholders on these actions because each of them has already been approved by the written consent of a majority of the outstanding shares of our common stock.

                  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
                       REQUESTED NOT TO SEND US A PROXY.

                        VOTING SECURITIES AND RECORD DATE

The common stock of AlphaRx is the only outstanding class of securities. At the close of business on August _____, 2004, there were _________ shares of common stock issued and outstanding. This information Statement was first mailed to our stockholders on or about August__, 2004.

                        QUORUM AND PRINCIPAL STOCKHOLDERS

Approval of all matters specified in the specified in the Written Consent required the affirmative consent of a majority of the issued and outstanding shares of our common stock.

                                    ACTION 1

    TO AMEND THE RESTATED CERTIFICATE OF INCORPORATION OF ALPHARX TO INCREASE
                THE NUMBER OF SHARES OF AUTHORIZED COMMON STOCK

GENERAL

The Board has considered, deemed advisable, and adopted a resolution approving and recommending to the stockholders an amendment to our restated certificate of incorporation to increase the number of authorized shares of Common Stock from 100,000,000 to 250,000,000. This action has been approved by a majority of our outstanding shares of Common Stock.

The Board now has the discretion to implement this action at any time prior to our 2005 annual meeting of stockholders. Our Board does not intend to issue any Common Stock except on terms that the Board deems to be in both our and our stockholders' best interests.

The text of the form of amendment to our restated certificate of incorporation that will be filed with the Secretary of State of Delaware to effect this action is set forth in Appendix A; provided, however, that such text is subject to amendment to include such changes as may be required by the office of the Secretary of State of Delaware and as the Board deems necessary and advisable to effect this action.

PURPOSE OF THIS ACTION 1

Of the 100,000,000 shares of Common Stock currently authorized, as of August __, 2004, 73,898,881 shares were issued and outstanding, and 23,250,000 shares were reserved for issuance upon the exercise of outstanding warrants and stock options and conversion of outstanding promissory notes. As a result, approximately 2,851,119 shares of Common Stock remain available for future issuance.

In July 2004, we entered into a series of agreements with multiple investors to issue up to approximately 33,333,333 units, each unit consisting of one share of our Common Stock and one warrant to buy one share of our Common Stock, in exchange for an aggregate payment of approximately $5 million. The consummation of these transactions will take place in two closings. At the first closing, we sold an aggregate of $3 million worth of units with all proceeds going into an escrow account. These funds were released to us, pro rata, based on the aggregate subscriptions accepted by us before or after the first closing. At the first closing of this private placement transaction, we were also required to issue approximately 5,740,000 shares of common stock in lieu of paying the balance of certain promissory notes in the face amount of $580,000 and with a transaction value of $861,000, based upon the terms thereof which require conversion at 66.67% of the price of securities in the private placement, together with shares to be issued in lieu of interest thereon. At the second and final closing, all remaining funds will be released to us, but the final closing is conditioned upon our stockholders approving this amendment to our Articles of Incorporation increasing the number of authorized shares of Common Stock from 100,000,000 to 250,000,000. If the final closing does not occur by September 30, 2004, the balance of the funds remaining in the escrow account will be returned to the appropriate investors.

We believe that this round of financing will allow us to support our current business plans and to continue our operations for the next 18 months. The net proceeds of this offering will be used for the following purposes: (a) to advance our Indaflex product to human clinical trials, (b) to expand our Flexogan marketing activities in Canada and to initiate marketing activities in the United States; (c) to expand the development of our product suite and our delivery technology; (d) the repayment of certain outstanding indebtedness in the form of convertible promissory notes, and (e) working capital for general corporate purposes.

It is anticipated that pursuant to this financing and the related equity issuance, as described above, that we may need to issue and reserve for issuances up to an aggregate of approximately 142,000,000 shares of our Common Stock, including the issuance of securities that would be convertible into and/or exercisable for shares of our Common Stock. This includes shares of Common Stock that would be issued pursuant to this financing, shares needed to provide for our outstanding warrants and options under the new option plan, as outlined below. Accordingly, we believe that an increase in the number of authorized shares of our Common Stock is prudent in order to assure that a sufficient number of shares of our Common Stock are available for issuance in the future if the Board deems future issuances to be in our and our stockholders' best interests.

BOARD DISCRETION TO IMPLEMENT THIS ACTION 1

This action will only be effected only upon a determination by the Board that it is in the best interests of both our stockholders and us. Such determination shall be made prior to our 2005 annual meeting of stockholders. Notwithstanding the approval of the amendment to our restated certificate of incorporation the Board may, in its sole discretion, abandon the action and if the Board determines prior to the effectiveness of any filing with the Delaware Secretary of State not to effect the action, as permitted under Section 242(c) of the Delaware General Corporation Law.

EFFECT OF THE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION

Upon the effectiveness of the amendment, the number of authorized shares of our Common Stock that are not issued or outstanding would increase. As of August __, 2004, we had 100,000,000 shares of authorized Common Stock and 97,148,881 shares of Common Stock issued and outstanding (on a fully diluted basis). The issuance in the future of additional authorized shares may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of the currently outstanding shares of Common Stock. In addition, the effective increase in the number of authorized but unissued shares of our Common Stock may be construed as having an anti-takeover effect. Although we did not undertake this action for this purpose, we could, subject to the Board's fiduciary duties and applicable law, issue such additional authorized shares to purchasers who might oppose a hostile takeover bid or any efforts to amend or repeal certain provisions of our restated certificate of incorporation or bylaws. Such a use of these additional authorized shares could render more difficult, or discourage, an attempt to acquire control of us through a transaction opposed by the Board.

The table below shows (i) the sum our outstanding shares of Common Stock on August __, 2004 and the 26,666,666 (fully diluted) shares of Common Stock which we may be required to issue in connection with the second closing of the Financing, (ii) the sum of the shares of Common Stock reserved for issuance as of July 20, 2004 pursuant to options, warrants, contractual commitments or other arrangements that are independent of the second closing of the Financing and the shares of Common Stock that would be reserved for issuance based upon securities issuable upon the occurrence of the second closing of the Financing, (iii) the number of shares of Common Stock which we will have available for issuance once the amendment to our Articles of Incorporation is filed, taking into account the shares issued or issuable pursuant to clauses (i) and (ii), and (iv) the number of shares of Common Stock which we will have available for issuance without the adoption and filing of the amendment, taking into account the shares issued or issuable pursuant to clauses (i) and (ii). The table does not take into account fractional share issuance.

                                                Percentage of Outstanding Shares
Shares of Common Stock Issuable                 (once Amendment is effective)
-------------------------------                 --------------------------------


Shares Outstanding as Provided for in (i):                            59.39%
148,482,214

Shares  Reserved  for  Issuance  as  provided  for in  (ii):          31.25%
78,128,799

Total  Number of Shares  Available  for Issuance as provided          40.63%
for in (iii): 101,571,186

Number  of  Shares   Available  for  Issuance   Without  the            0%
Adoption of the Amendment as provided for in (iv): 0

EFFECTIVE DATE

The amendment to our restated certificate of incorporation will become effective as of its filing with the office of the Secretary of State of Delaware.

REQUIRED VOTE

This action has been approved by a majority of the outstanding our common stock in an action by Written Consent. No further vote is required or will be taken.

                                    ACTION 2

                RATIFICATION OF THE ADOPTION OF A NEW OPTION PLAN

GENERAL

The Board of Directors believes that our existing stock option is no longer adequate for our future needs. The Board of Directors has approved the adoption of a new option plan (the "Plan") in order for us to attract and retain key employees through the opportunity for investment in our Common Stock. Since the Plan has been approved by a majority of our outstanding Common Stock, the Plan will replace the existing option plan and no further options will be granted under the existing plan.

The Plan will enable us to issue stock, or grant options from time to time to employees. In addition, at the discretion of the Board of Directors, stock or options may from time to time be granted under the Plan to other individuals, including consultants or advisors, who contribute to our success but are not our employees. The Plan is intended to aid us in maintaining and developing a management team, attracting qualified officers and employees capable of assuring our future success and rewarding those individuals who have already contributed to our past success. The entire Plan, including an appendix covering residents of the United States, is attached in Appendix B attached to this proxy statement.

PURPOSE OF THE PLAN

The Plan is intended to provide an incentive to retain, our employees, persons of training, experience and ability; to attract new employees, directors, consultants and service providers; to encourage the sense of proprietorship of such persons; and to stimulate the active interest of such persons in the our development and financial success by providing them with opportunities to purchase shares in us.


ADMINISTRATION OF THE PLAN

Our Board of Directors shall have the power to administer the Plan. To the extent permitted under applicable law, our Board of Directors may delegate its powers under the Plan, or any part thereof, to a committee to administer the Plan instead of the Board of Directors, in which case, any reference to the Board of Directors in the Plan with respect to the rights so delegated shall be construed as reference to the committee. Notwithstanding the foregoing, our Board of Directors shall automatically have residual authority (i) if no committee shall be constituted, (ii) with respect to rights not delegated by our Board of Directors to the committee, or (iii) if such committee shall cease to operate for any reason whatsoever.

The committee, if appointed, shall select one of its members as its Chairman and shall hold its meetings at such times and places as the Chairman shall determine. The committee shall keep records of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

The committee shall have full power and authority subject to the approval of our Board of Directors to the extent required under applicable law: (i) to designate who will receive options; (ii) to determine the terms and provisions of respective option agreements to be entered into between the option recipients and us (which need not be identical) including, but not limited to, the number of shares to be covered by each option, provisions concerning the time or times when and the extent to which the options may be exercised and the nature and duration of restrictions as to transferability or restrictions constituting substantial risk of forfeiture; (iii) to accelerate the right of a person who receives an option to exercise, in whole or in part, any previously granted option; (iv) to interpret the provisions and supervise the administration of the Plan; (v) to determine the fair market value of the shares; (vi) to designate the type of options to be granted to an person; (vii) to determine any other matter which is necessary or desirable for, or incidental to, the administration of the Plan.

Our Board of Directors and/or the committee shall have the authority to grant, in its discretion, to the holder of an outstanding option, in exchange for the surrender and cancellation of such option, a new option having a purchase price equal to, lower than or higher than the exercise price of the original option so surrendered and cancelled, and containing such other terms and conditions as the committee may prescribe in accordance with the provisions of the Plan.

Subject to the our incorporation documents, all decisions and selections made by our Board of Directors or the committee pursuant to the provisions of the Plan shall be made by a majority of its members except that no member of our Board of Directors or the committee shall vote on, or be counted for quorum purposes, with respect to any proposed action of our Board of Directors or the committee relating to any option to be granted to that member. Any decision reduced to writing shall be executed in accordance with the provisions of our incorporation documents, as the same may be in effect from time to time.

The interpretation and construction by the committee of any provision of the Plan or of any option agreement shall be final and conclusive unless otherwise determined by our Board of the Directors.

Subject to our incorporation documents decision, and to all approvals legally required, each member of our Board of Directors or the committee shall be indemnified and held harmless by us against any cost or expense (including counsel fees) reasonably incurred by him, or any liability (including any sum paid in settlement of a claim with our approval) arising out of any act or omission to act in connection with the Plan unless arising out of the member's own fraud or bad faith, to the extent permitted by applicable law. The indemnification shall be in addition to any rights of indemnification the member may have as a director or otherwise under our incorporation documents, any agreement, any vote of shareholders or disinterested directors, insurance policy or otherwise.

PERSONS ELEGIBLE TO PARTICIPATE IN THE PLAN

The persons eligible for participation in the Plan shall include our employees, our consultants and/or the providers of other important services to us. The grant of an option hereunder shall neither entitle the person receiving it to participate nor disqualify him or her from participating in, any other grant of options pursuant to the Plan or any other option or share plan of ours or our affiliates.

TYPES OF AWARDS GRANTED UNDER THE PLAN

Options:

The committee may grant options under the Plan to purchase stock which may be either non-qualified stock options or incentive stock options. The purchase price of a share of stock under each option shall not be less than the fair market value of a share of stock on the date the option is granted. The option shall be exercisable in accordance with the terms established by the committee.

Stock Appreciation Rights:

The committee may grant a stock appreciation right ("SAR") in connection with all or any portion of a previously or contemporaneously granted option or independent of any option grant. A SAR entitles the person receiving it to receive the amount by which the fair market value of a specified number of shares on the exercise date exceeds an exercise price established by the committee. The exercise price may not be less than 100% of the fair market value of the stock at the time the SAR is granted. Such excess amount shall be payable as determined by the committee.

TAXES

Any tax consequences to any one granted an award under the Plan will be the sole responsibility of the person granted the award. We and our affiliates will withhold all taxes according to the requirements of the applicable laws, rules, and regulations, including taxes at the source of the award. Also, any one granted an award under the Plan will be required to execute an indemnity agreement with us that allows us to be held harmless for any liability for any tax, interest or penalty on any award, including withholding taxes of any kind whatsoever.

TERMINATION AND AMENDMENT OF THE PLAN

Our Board of Directors, in its sole discretion, may amend, modify or terminate the 2004 Plan at any time without restriction. However, no amendment may, without stockholder approval increase the total number of shares of stock which may be issued under the 2004 Plan (other than increases to reflect stock dividends, stock splits or other relevant capitalization changes).

EFFECT OF ACTION 2
24,000,000 of authorized shares of our Common Stock that are not issued or outstanding would be reserved for implementation of the new option plan. Although no grants have been made under the Plan, it is anticipated that our existing management will likely receive substantial grants under the Plan.

                        NEW BENEFITS UNDER THE 2004 PLAN

                                   DOLLAR VALUE OF
NAME AND POSITION                  AWARD IN U.S. $          NUMBER OF OPTIONS
-----------------                  ----------------         -----------------
Michael  Lee,  CEO and                900,000                       6,000,000
Chairman  of the
Board of Directors

Marcel Urbanc, CFO                      3,000                          20,000

Michael Weisspapir,                   450,000                       3,000,000
Chief Medical Officer

Joseph Schwarz, Chief Scientist       450,000                       3,000,000

Dr. Ford Moore, Director               45,000                         300,000

Dr. David Milroy, Director             45,000                         300,000

Sandro Persia,                          3,000                          20,000
Secretary of the Company

Executive Group                     1,806,000                      12,040,000

Non-Executive Director Group           90,000                         600,000

Non-Executive Officer Group                 0                               0

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the ownership of our common stock as of the last Annual Report filed on Form 10-K with respect to: (i) each person known to us to be the beneficial owner of more than five percent of our common stock; (ii) all our directors; and (iii) our directors and executive officers as a group. The notes accompanying the information in the table below are necessary for a complete understanding of the figures provided below.


TITLE OF CLASS OF       NAME AND ADDRESS OF      NUMBER OF SHARES OF    NATURE OF OWNERSHIP       PERCENTAGE OF
STOCK                   BENEFICIAL OWNER         COMMON STOCK                                     OWNERSHIP
---------------------------------------------------------------------------------------------------------------
Common Stock with a     Michael Lee            7,580,726              Legal              44.53%
par value of U.S.       Chairman of the Board
$0.0001                 of Directors and CEO
                        200-168 Konrad
                        Crescent, Markham,
                        Ontario, Canada L3R 9T9

Common Stock with a     Dr. Ford Moore           492,579              Legal               2.89%
par value of U.S.       Director
$0.0001                 200-168 Konrad
                        Crescent, Markham,
                        Ontario, Canada L3R 9T9

Common Stock with a     Dr. David Milroy         220,000              Legal/Beneficial     1.3%
par value of U.S.       Director
$0.0001                 200-168 Konrad
                        Crescent, Markham,
                        Ontario, Canada L3R 9T9

Common Stock with a     Marcel Urbanc             20,000              Beneficial          <0.01%
par value of U.S.       CFO
$0.0001                 200-168 Konrad
                        Crescent, Markham,
                        Ontario, Canada L3R 9T9

Common Stock with a     Joseph Schwarz           602,500              Legal               3.54%
par value of U.S.       Chief Scientist
$0.0001                 200-168 Konrad
                        Crescent, Markham,
                        Ontario, Canada L3R 9T9

Common Stock with a     Michael Weisspapir       457,000              Legal               2.67%
par value of U.S.       Chief Medical Officer
$0.0001                 200-168 Konrad
                        Crescent, Markham,
                        Ontario, Canada L3R 9T9

Common Stock with a     Sandro Persia             16,000              Legal             <0.001%
par value of U.S.       Secretary of the
$0.0001                 Company
                        200-168 Konrad
                        Crescent, Markham,
                        Ontario, Canada L3R 9T9
                        200-168 Konrad
                        Crescent, Markham,
                        Ontario, Canada L3R 9T9

Common Stock with a     Directors and          9,389,305              Legal               55.17%
par value of U.S.       Executive Officers as
$0.0001                 a Group


EXECUTIVE COMPENSATION

The table below summarizes the compensation received by our chief executive officer for the fiscal years ended September 30, 2003, 2002 and 2001 and each other or our current executive officers who received compensation in excess of $60,000 for services rendered during any of those years ("named executive officers"). None of our other executive officers in excess of $60,000 during such years.


                           SUMMARY COMPENSATION TABLE

                               NAME AND
                               PRINCIPAL
                               POSITION

FORM OF COMPENSATION      Michael Lee, Chief      Joseph Schwarz,        Michael Weisspapir,      Marcel Urbanc, Chief
                          Executive Officer       Chief Scientist        Chief Medical Officer    Financial Officer
----------------------------------------------------------------------------------------------------------------------

SALARY AND YEAR           2003-$83,652            2003-$56,992           2003-$46,992             2003-$13,000
                          2002-$230,000           2002-$150,000          2002-114,000             2002-$0
                          2001-$74,000            2001-$84,000           2001-$63,000             2001-$0

ANNUAL BONUS              $0 for each year        $0 for each year       $0 for each year         $0 for each year

OTHER ANNUAL              $0 for each year        $0 for each year       $0 for each year         $0 for each year
COMPENSATION

RESTRICTED STOCK AWARDS   2003-$172,500*          2003-$122,500**        2003-$97,500***          $0 for each year
AND YEAR                  2002-$360,000*          2002-$240,000**        2002-$180,000***
                          2001-$260,000*          2001-$240,000**        2001-$180,000***

SECURITIES UNDERLYING     2003-150,000*           2003-80,000**          2003-80,000***           2003-80,000****
SARS                      2002-0                  2002-0                 2002-0                   2002-0
                          2001-0                  2001-0                 2001-0                   2001-0

LTIP PAYOUTS              $0 for each year        $0 for each year       $0 for each year         $0 for each year

ALL OTHER COMPENSATION    $0 for each year        $0 for each year       $0 for each year         $0 for each year


* Michael Lee was granted during the fiscal year ended September 30. 2003 a five year option to purchase 150,000 shares of restricted stock with an exercise price of $0.69 per share. Further, Mr. Lee accepted 172,500 shares of restricted common stock in lieu of salary for the for the first two fiscal quarters of 2003, 360,000 shares of restricted common stock in lieu of salary for the first three fiscal quarters of 2002 and 260,000 shares of restricted common stock in lieu of salary for the fiscal year ended 2000 and for the first fiscal quarter of 2001.

** Dr. Joseph Schwarz was granted during the fiscal year ended September 30, 2003 a five year option to purchase 80,000 shares of restricted stock with an exercise price of $0.63 per share. Further, Dr. Schwartz accepted 122,500 shares of restricted common stock in lieu of salary for first two fiscal quarters of 2003, accepted 240,000 shares of restricted common stock in lieu of salary for the first three fiscal quarters of 2002 and 240,000 shares of restricted common stock in lieu of salary for the fiscal year ended 2000 and for the first fiscal quarter of 2001.

*** Dr. Michael Weisspapir was granted during the fiscal year ended September 30, 2003 a five year option to purchase 80,000 shares of restricted stock with an exercise price of $0.63 per share. Further, Dr. Weisspapir accepted 97,500 shares of restricted common stock in lieu of salary for first two fiscal quarters of 2003, accepted 180,000 shares of restricted common stock in lieu of salary for the first three fiscal quarters of 2002 and 180,000 shares of restricted common stock in lieu of salary for the fiscal year ended 2000 and for the first fiscal quarter of 2001.

**** Marcel Urbanc was granted during the fiscal year ended September 30, 2003 a five year option to purchase 80,000 shares of restricted stock with an exercise price of $0.63 per share Option Grants in Last Fiscal Year We granted options to our executive officers during fiscal 2003, specifically, Michael Lee, Dr. Schwarz, Dr. Wiesspapir and Marcel Urbanc, as detailed above in the Summary Compensation Table.

REQUIRED VOTE

This action has been approved by a majority of the outstanding our common stock in an action by Written Consent. No further vote is required or will be taken.

                                  OTHER MATTERS

The Board of Directors is not aware of any matter to be presented for action in the written consent other than the matters referred to above.

            DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

Some banks, brokers and other nominee record holders may be participating in the practice of "householding" information statements. This means that only one copy of this information statement may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of this information statement and any accompanying materials to you if you write us at 200-168 Konrad Crescent, Markham, Ontario, Canada L3R 9T9, or call us at (905) 479-3245. If you want to receive separate copies of our corporate documents in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and phone number.

                                              By Order of the Board of Directors

                  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
                       REQUESTED NOT TO SEND US A PROXY.

                                   APPENDIX A

                            FORM OF AMENDMENT TO THE
                  CERTIFICATE OF INCORPORATION OF ALPHARX, INC.

                           CERTIFICATE OF AMENDMENTOF

                        AMENDED AND RESTATED CERTIFICATE

                        OF INCORPORATION OF ALPHARX INC.


      AlphaRx Inc., a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify that:

I. An amendment to the Corporation's Amended and Restated Certificate of Incorporation, to provide for an increase in the number of authorized shares of the Corporation's common stock, is set forth below, duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware and have been consented to in writing by: (a) the board of directors by their unanimous written consent; and (b) the holders of a majority of the outstanding shares entitled to vote thereon in accordance with Section 228 of the General Corporation Law of the State of Delaware.

II. Effective on the close of business August __, 2004, the Corporation effectuated an increase in the number of common shares authorized from 100,000,000 to 250,000,000. The par value of $0.0001 remains the same.

      IN WITNESS WHEREOF, the undersigned hereby duly executes this Certificate of Amendment hereby declaring and certifying under penalty of perjury that this is the act and deed of the Corporation and the facts herein stated are true, this ___ day of August, 2004.

                                                        ALPHARX INC.


                                                        By: ____________________
                                                        Michael Lee, President

                                   APPENDIX B

                FORM OF GLOBAL STOCK OPTION PLAN WITH APPENDIXES

                                  ALPHARX, INC.

                        THE 2004 GLOBAL SHARE OPTION PLAN

                                TABLE OF CONTENTS

1.   PURPOSE OF THE PLAN.....................................................4

2.   DEFINITIONS.............................................................4

3.   ADMINISTRATION OF THE PLAN..............................................6

4.   DESIGNATION OF PARTICIPANTS.............................................7

5.   SHARES RESERVED FOR THE PLAN............................................7

6.   PURCHASE PRICE..........................................................8

7.   ADJUSTMENTS.............................................................8

8.   TERM AND EXERCISE OF OPTIONS...........................................10

9.   VESTING OF OPTIONS.....................................................11

10    PUCHASE FOR INVESTMENT................................................11

11   SHARES SUBJECT TO RIGHT OF FIRST REFUSAL...............................13

12    DIVIDENDS.............................................................13

13    RESTRICTIONS ON ASSIGNABILITY AND SALE OF OPTIONS.....................13

14    EFFECTIVE DATE AND DURATION OF THE PLAN...............................13

15    AMENDMENTS OR TERMINATION.............................................14

16    GOVERNMENT REGULATIONS................................................14

17    CONTINUANCE OF EMPLOYMENT.............................................14

18    GOVERNING LAW AND JURISDICTION........................................14

19   TAX CONSEQUENCES.......................................................15

20    NON-EXCLUSIVITY OF THE PLAN...........................................15

21    MULTIPLE AGREEMENTS...................................................15

22   RULES PARTICULAR TO SPECIFIC COUNTRIES.................................15

This plan, as amended from time to time, shall be known as the AlphaRx, Inc. 2004 Global Share Option Plan (the "Plan").

1.    PURPOSE OF THE PLAN

The Plan is intended to provide an incentive to retain, in the employ of the Company (as defined below) and its affiliates, persons of training, experience and ability; to attract new employees, directors, consultants and service providers; to encourage the sense of proprietorship of such persons; and to stimulate the active interest of such persons in the development and financial success of the Company by providing them with opportunities to purchase shares in the Company.

2.    DEFINITIONS

For purposes of interpreting the Plan and related documents (including the Option Agreement and its appendixes), the following definitions shall apply:

      2.1 "BOARD" means the Board of Directors of the Company.

      2.2 "CAUSE" means (i) conviction of any felony involving moral turpitude or affecting the Company or its affiliates; (ii) any refusal to carry out a reasonable directive of the Company's Chief Executive Officer, Board or the Optionee's direct supervisor, which involves the business of the Company or its affiliates and was capable of being lawfully performed;
      (iii) embezzlement of funds of the Company or its affiliates; (iv) any breach of the Optionee's fiduciary duties or duties of care of the Company or its affiliates; including without limitation disclosure of confidential information of the Company or its affiliates; and (v) any conduct (other than conduct in good faith) reasonably determined by the Board to be materially detrimental to the Company or its affiliates.

      2.3 "CHAIRMAN" means the Chairman of the Committee.

      2.4 "COMMITTEE" means a share option compensation committee of the Board, designated from time to time by the resolution of the Board, which shall consist of no fewer than two members of the Board.

      2.5 "COMPANY" means AlphaRx Inc., a Delaware company.

      2.6 "DATE OF GRANT" means the date determined by the Board or authorized Committee as set forth in the Option Agreement.

      2.7 "EMPLOYEE" means a person who is employed by the Company or any affiliate.

      2.8 "EXPIRATION DATE" means the date upon which an Option shall expire, as set forth in Section 8.2 of the Plan.

      2.9 "FAIR MARKET VALUE" means as of any date, the value of a Share determined as follows:

      (i) If the Shares are listed on any established stock exchange or a national market system, including without limitation the NASDAQ National Market System or the NASDAQ SmallCap Market, the Fair Market Value shall be the last reported sale price for such Shares (or the highest closing bid, if no sales were reported), as quoted on such exchange or system for the last market trading day prior to time of determination, as reported in The Wall Street Journal, or such other source as the Board deems reliable;

      (ii) If the Shares are regularly quoted by one or more recognized securities dealers, but selling prices are not reported, the Fair Market Value shall be the mean between the highest bid and lowest asked prices for the Shares on the last market trading day prior to the day of determination; or

      (iii) In the absence of an established market for the Shares, the Fair Market Value thereof shall be determined in good faith by the Board.

      2.10 "OPTION" means an option to purchase one or more Shares pursuant to the Plan.

      2.11 "OPTIONEE" means a person who receives or holds an Option under the Plan.

      2.12 "OPTION AGREEMENT" means the share option agreement between the Company and an Optionee that evidences and sets out the terms and conditions of an Option.

      2.13 "PLAN" means the Company's 2004 Global Share Option Plan.

      2.14 "PURCHASE PRICE" means the price for each Share subject to an Option.

      2.15 "SERVICE PROVIDER" means a director, consultant or adviser of the Company or any affiliate, or any other person who is not an Employee.

      2.16 "SHARE" means the common stock, $ 0.001 par value, of the Company.

      2.17 "SUCCESSOR COMPANY" means any entity into which the Company is merged to or by which the Company is acquired.

      2.18 "TRANSACTION" means (i) merger, acquisition or reorganization of the Company with one or more other entities in which the Company is not the surviving entity, (ii) a sale of all or substantially all of the assets or shares of the Company to another entity.

      2.19 "VESTED OPTION" means any Option, which has already been vested according to the Vesting Dates.

      2.20 "VESTING DATES" means, as determined by the Board or authorized Committee, the date as of which the Optionee shall be entitled to exercise Options or part of the Options as set forth in Section 9 of the Plan.

3.    ADMINISTRATION OF THE PLAN

      3.1 The Board shall have the power to administer the Plan. To the extent permitted under applicable law, the Board may delegate its powers under the Plan, or any part thereof, to the Committee, in which case, any reference to the Board in the Plan with respect to the rights so delegated shall be construed as reference to the Committee. Notwithstanding the foregoing, the Board shall automatically have residual authority (i) if no Committee shall be constituted, (ii) with respect to rights not delegated by the Board to the Committee, or (iii) if such Committee shall cease to operate for any reason whatsoever.

      3.2 The Committee, if appointed, shall select one of its members as its Chairman and shall hold its meetings at such times and places as the Chairman shall determine. The Committee shall keep records of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

      3.3 The Committee shall have full power and authority subject to the approval of the Board to the extent required under applicable law (and subject further to applicable laws): (i) to designate Optionees; (ii) to determine the terms and provisions of respective Option Agreements (which need not be identical) including, but not limited to, the number of Shares to be covered by each Option, provisions concerning the time or times when and the extent to which the Options may be exercised and the nature and duration of restrictions as to transferability or restrictions constituting substantial risk of forfeiture; (iii) to accelerate the right of an Optionee to exercise, in whole or in part, any previously granted Option; (iv) to interpret the provisions and supervise the administration of the Plan; (v) to determine the Fair Market Value of the Shares; (vi) to designate the type of Options to be granted to an Optionee; (vii) to determine any other matter which is necessary or desirable for, or incidental to, the administration of the Plan.

      3.4 The Board and/or the Committee shall have the authority to grant, in its discretion, to the holder of an outstanding Option, in exchange for the surrender and cancellation of such Option, a new Option having a purchase price equal to, lower than or higher than the Purchase Price of the original Option so surrendered and canceled, and containing such other terms and conditions as the Committee may prescribe in accordance with the provisions of the Plan.

      3.5 Subject to the Company's incorporation documents, all decisions and selections made by the Board or the Committee pursuant to the provisions of the Plan shall be made by a majority of its members except that no member of the Board or the Committee shall vote on, or be counted for quorum purposes, with respect to any proposed action of the Board or the Committee relating to any Option to be granted to that member. Any decision reduced to writing shall be executed in accordance with the provisions of the Company's incorporation documents, as the same may be in effect from time to time.

      3.6 The interpretation and construction by the Committee of any provision of the Plan or of any Option Agreement thereunder shall be final and conclusive unless otherwise determined by the Board.

      3.7 Subject to the Company's incorporation documents and the Company's decision, and to all approvals legally required, each member of the Board or the Committee shall be indemnified and held harmless by the Company against any cost or expense (including counsel fees) reasonably incurred by him, or any liability (including any sum paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act in connection with the Plan unless arising out of such member's own fraud or bad faith, to the extent permitted by applicable law. Such indemnification shall be in addition to any rights of indemnification the member may have as a director or otherwise under the Company's incorporation documents, any agreement, any vote of shareholders or disinterested directors, insurance policy or otherwise.

4.    DESIGNATION OF PARTICIPANTS

The persons eligible for participation in the Plan shall include Employees and/or Service Providers. The grant of an Option hereunder shall neither entitle the Optionee to participate nor disqualify him or her from participating in, any other grant of Options pursuant to the Plan or any other option or share plan of the Company or any of its affiliates.

5.    SHARES RESERVED FOR THE PLAN

      5.1 The Company has reserved 24,000,000 authorized but unissued Shares for the purposes of the Plan and for the purpose of the Company's other share option plans when applicable, subject to adjustment as set forth in
      Section 7 below. Any Shares which remain unissued and which are not subject to outstanding Options at the termination of the Plan shall cease to be reserved for the purpose of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of Shares to meet the requirements of the Plan. Should any Option for any reason expire or be canceled prior to its exercise or relinquishment in full, the Share or Shares subject to such Option may again be subjected to an Option under the Plan or under future plans.

      5.2 Each Option granted pursuant to the Plan, shall be evidenced by a written Option Agreement between the Company and the Optionee, in such form as the Board shall from time to time approve. Each Option Agreement shall state, inter alia, the number of Shares to which the Option relates, the type of Option granted thereunder, the Vesting Dates, the Purchase Price per Share and the Expiration Date.

6.    PURCHASE PRICE

      6.1 The Purchase Price of each Share subject to an Option shall be determined by the Committee in its sole and absolute discretion in accordance with applicable law, subject to any guidelines as may be determined by the Board from time to time. Each Option Agreement will contain the Purchase Price determined for each Optionee. The Purchase Price shall be determined subject to the following provisions unless the Committee, in its sole and absolute discretion decides to waive the following provisions:

            (i) in case of an Option granted to a Ten Percent Shareholder, the Purchase Price shall be no less than one hundred and ten percent (110%) of the Fair Market Value per Share on the Date of Grant and

            (ii) in case of an Option granted to any other Employee, the Purchase Price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the Date of Grant.

      6.2 The Purchase Price shall be payable upon the exercise of an Option in the following acceptable forms of payment:

            (i) cash, check or wire transfer.

            (ii) at the discretion of the Committee, through delivery of Shares (including other Shares subject to the Options being exercised) having a Fair Market Value equal as of the date of exercise to the Purchase Price of the Shares purchased and acquired upon the exercise of the Option, or by a different form of cashless exercise method through a third party broker as approved by the Committee.

            (iii) at the discretion of the Committee, any combination of the methods of payment permitted by any paragraph of this Section 6.2

      6.3 The Purchase Price shall be denominated in the currency of the primary economic environment of, at the Company's discretion, either the Company or the Employee (that is the functional currency of the Company or the currency in which the Employee is paid).

7.    ADJUSTMENTS

Upon the occurrence of any of the following described events, Optionee's rights to purchase Shares under the Plan shall be adjusted as hereafter provided:

      7.1 In the event of Transaction, the unexercised Options then outstanding under the Plan shall be assumed or substituted for an appropriate number of shares of each class of shares or other securities of the Successor Company (or a parent or subsidiary of the Successor Company) as were distributed to the shareholders of the Company in connection and with respect to the Transaction. In the case of such assumption and/or substitution of Options, appropriate adjustments shall be made to the Purchase Price so as to reflect such action and all other terms and conditions of the Option Agreements shall remain unchanged, including but not limited to the vesting schedule, all subject to the determination of the Committee or the Board, which determination shall be in their sole discretion and final. The Company shall notify the Optionee of the Transaction in such form and method as it deems applicable at least ten
      (10) days prior to the effective date of such Transaction.

      7.2 Notwithstanding the above and subject to all applicable law, the Board or the Committee shall have the power and authority to determine that in certain Option Agreements there shall be a clause instructing that if in any Transaction the Successor Company (or parent or subsidiary of the Successor Company) does not agree to assume or substitute the Options, the Vesting Dates of outstanding Options shall be accelerated so that any unvested Option or any portion thereof shall be immediately vested as of the date which is ten (10) days prior to the effective date of the Transaction.

      7.3 For the purposes of Section 7.1 above, an Option shall be considered assumed or substitute if, following the Transaction, the Option shall confer the right, subject to such Option's original vesting schedule, to purchase or receive, for each Share underlying such Option immediately prior to the Transaction, the consideration (whether shares, options, cash, or other securities or property) received in the Transaction by the holders of shares for each Share held on the effective date of the Transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Transaction is not solely shares of common stock (or their equivalent) of the Successor Company or its parent or subsidiary, the Committee may, with the consent of the Successor Company, provide for the consideration to be received upon the exercise of the Option to be solely shares of common stock (or their equivalent) of the Successor Company or its parent or subsidiary equal in Fair Market Value to the per Share consideration received by holders of a majority of the outstanding shares in the Transaction; and provided further that the Committee may determine, in its discretion, that in lieu of such assumption or substitution of Options for options of the Successor Company or its parent or subsidiary, such Options will be substituted for any other type of asset or property including cash which is fair under the circumstances.

      7.4 If the Company is voluntarily liquidated or dissolved while unexercised Options remain outstanding under the Plan, the Company shall immediately notify all unexercised Option holders of such liquidation, and the Option holders shall then have ten (10) days to exercise any unexercised Vested Option held by them at that time, in accordance with the exercise procedure set forth herein. Upon the expiration of such ten-day period, all remaining outstanding Options will terminate immediately.

      7.5 If the outstanding Shares shall at any time be changed or exchanged by declaration of a share dividend (bonus shares), Share split or reverse Share split, combination or exchange of shares, recapitalization, or any other like event by or of the Company, and as often as the same shall occur, then the number, class and kind of the Shares subject to the Plan or subject to any Options theretofore granted, and the Purchase Prices, shall be appropriately and equitably adjusted so as to maintain the proportionate number of Shares without changing the aggregate Purchase Price; provided, however, that no adjustment shall be made by reason of the distribution of subscription rights (rights offering) on outstanding Shares. Upon happening of any of the foregoing, the class and aggregate number of Shares issuable pursuant to the Plan (as set forth in Section 5 hereof), in respect of which Options have not yet been exercised, shall be appropriately adjusted (all as determined by the Board whose determination shall be final).

      7.6 Anything herein to the contrary notwithstanding, all or substantially all of the shares of the Company are to be sold, or in case of a Transaction, all or substantially all of the shares of the Company are to be exchanged for securities of another company, then each Optionee shall be obliged to sell or exchange, as the case may be, any Shares such Optionee purchased under the Plan, in accordance with the instructions issued by the Board in connection with the Transaction, whose determination shall be final.

      7.7 The Optionee acknowledges that Optionee's rights to sell the Shares from time to time may be subject to certain limitations (including a lock-up period), as will be requested by the Company or its underwriters, and the Optionee unconditionally agrees and accepts any such limitations.

8.    TERM AND EXERCISE OF OPTIONS

      8.1 Options shall be exercised by the Optionee's by giving written notice of to the Company or to any third party designated by the Company (the "REPRESENTATIVE"), in such form and method as may be determined by the Company, which exercise shall be effective upon receipt of such notice by the Company and/or the Representative and the payment of the exercise price for the number of Shares with respect to which the option is being exercised, at the Company's or the Representative's principal office. The notice shall specify the number of Shares with respect to which the Option is being exercised.

      8.2 Options, to the extent not previously exercised, shall terminate upon the earlier of: (i) the date set forth in the Option Agreement; (ii) the expiration of ten (10) years from the Date of Grant; or (iii) the expiration of any extended period in any of the events set forth in
      Section 8.5 below.

      8.3 The Options may be exercised by the Optionee in whole at any time or in part from time to time, to the extent that the Options have become vested and exercisable, prior to the Expiration Date, and provided that, subject to the provisions of Section 8.5 below, the Optionee is an Employee or a Service Provider at all times during the period beginning with the granting of the Option and ending upon the date of exercise.

      8.4 Subject to the provisions of Section 8.5 below, in the event of a termination of Optionee's employment or service, all Options granted to such Optionee shall immediately expire. Unless otherwise approved by the Committee, a notice of termination of employment or services shall be deemed to constitute termination of employment or services.

      8.5 Notwithstanding anything to the contrary hereinabove and unless otherwise determined in the Optionee's Option Agreement, an Option may be exercised after the date of termination of Optionee's employment or service during an additional period of time beyond the date of such termination, but only with respect to the number of Vested Options at the time of such termination according to the Vesting Dates, if:

            8.5.1 termination is without Cause, in which event the Vested Options still in force and unexpired may be exercised within a period of three (3) months after the date of such termination; or

            8.5.2 termination is the result of death or disability of the Optionee, in which event the Vested Options still in force and unexpired may be exercised within a period of twelve (12) months after such date of termination; or-

            8.5.3 prior to the date of such termination, the Committee shall authorize an extension of the term of all or part of the Vested Options beyond the date of such termination for a period not to exceed the period during which the Options by their terms would otherwise have been exercisable.

      For avoidance of any doubt, if termination of employment or service is for Cause, any outstanding unexercised Option will immediately expire and terminate, and the Optionee shall not have any right in respect of such outstanding Options.

      8.6 To avoid doubt, Optionees shall not have any of the rights or privileges of shareholders of the Company, in respect of any Shares purchasable upon the exercise of an Option, nor shall they be deemed to be a class of shareholders or creditors of the Company for the purpose of all applicable law, until registration of the Optionee as holder of such Shares in the Company's register of shareholders upon exercise of the Option in accordance with the provisions of the Plan.

      8.7 Any form of Option Agreement authorized by the Plan may contain such other provisions, not inconsistent with the Plan, as the Board may, from time to time, deem advisable.

9.    VESTING OF OPTIONS

      9.1 Subject to the provisions of the Plan, Options shall vest at the Vesting Dates set forth in the Option Agreement. However no Option shall be exercised after the Expiration Date.

      9.2 An Option may be subject to such other terms and conditions, not inconsistent with the Plan, on the time or times when it may be exercised as the Committee may deem appropriate. The vesting provisions of individual Options may vary.

10.   PURCHASE FOR INVESTMENT

The Company's obligation to issue or allocate Shares upon exercise of an Option granted under the Plan is expressly conditioned upon: (a) the Company's completion of any registration or other qualifications of such Shares under all applicable laws, rules and regulations or (b) representations and undertakings by the Optionee (or his legal representative, heir or legatee, in the event of the Optionee's death) to assure that the sale of the Shares complies with any registration exemption requirements which the Company in its sole discretion shall deem necessary or advisable. Such required representations and undertakings may include representations and agreements that such Optionee (or his legal representative, heir, or legatee): (a) is purchasing such Shares for investment and not with any present intention of selling or otherwise disposing thereof; and (b) agrees to have placed upon the face and reverse of any certificates evidencing such Shares a legend setting forth (i) any representations and undertakings which such Optionee has given to the Company or a reference thereto and (ii) that, prior to effecting any sale or other disposition of any such Shares, the Optionee must furnish to the Company an opinion of counsel, satisfactory to the Company, that such sale or disposition will not violate the applicable laws, rules and regulations of the United States or any other state having jurisdiction over the Company and the Optionee.

11.   SHARES SUBJECT TO RIGHT OF FIRST REFUSAL

      11.1 None of the Optionees shall have a right of first refusal in relation with any sale of shares in the Company.

      11.2 Unless otherwise determined by the Committee, an Optionee shall not have the right to sell Shares issued upon the exercise of an Option within six (6) months and one day of the date of exercise of such Option or issuance of such Shares.

12.   DIVIDENDS

With respect to all Shares (but excluding, for avoidance of any doubt, any unexercised Options) allocated or issued upon the exercise of Options purchased by the Optionee and held by the Optionee or by a trustee, as the case may be, the Optionee shall be entitled to receive dividends in accordance with the quantity of such Shares, subject to the provisions of the Company's incorporation documents, as amended from time to time and subject to any applicable taxation on distribution of dividends.

13.   RESTRICTIONS ON ASSIGNABILITY AND SALE OF OPTIONS

No Option or any right with respect thereto, purchasable hereunder, whether fully paid or not, shall be assignable, transferable, or given as collateral nor any right with respect thereto may be given to any third party whatsoever, other than by will or by the laws of descent and distribution or as specifically otherwise allowed under the Plan and during the lifetime of the Optionee, each and all of such Optionee's rights to purchase Shares hereunder shall be exercisable only by the Optionee. Any action made in contradiction to the aforementioned, shall be null and void.

14.   EFFECTIVE DATE AND DURATION OF THE PLAN

The ISOP shall be effective as of the day it was adopted by the Board and shall terminate at the end of ten (10) years from such day of adoption.

The Company shall obtain the approval of the Company's shareholders for the adoption of this ISOP or for any amendment to this ISOP, if shareholders' approval is necessary or desirable to comply with any applicable law including without limitation the U.S. securities law or the securities laws of other jurisdiction applicable to Options granted to Optionees under this ISOP, or if shareholders' approval is required by any authority or by any governmental agencies or national securities exchanges including without limitation the US Securities and Exchange Commission.

15.   AMENDMENTS OR TERMINATION

      15.1 The Board may at any time, subject to the provisions of Section 15.2 below and all applicable law, amend, alter, suspend or terminate the Plan, provided, however, that (i) the Board may not extend the term of the Plan specified in Section 14 and (ii) no amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise by the Optionee and the Company, which agreement must be in writing and signed by the Optionee and the Company. Earlier termination of the Plan prior to the Termination Date shall not affect the Board's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such earlier termination.

      15.2 The Company shall obtain the approval of the Company's shareholders for any amendment to this Plan and/or the Appendixes thereto if shareholders' approval is required under any applicable law including without limitation the U.S. securities law or the securities laws of other jurisdiction applicable to Options granted to Optionees under this Plan and/or the Appendixes thereto, or if shareholders' approval is required by any authority or by any governmental agencies or national securities exchanges including without limitation the U.S. Securities and Exchange Commission.

16.   GOVERNMENT REGULATIONS

The Plan, the granting and exercise of Options hereunder and the obligation of the Company to sell and deliver Shares under such Options shall be subject to all applicable laws, rules, regulations, approvals and consents whether of the United States, Canada, or any other state having jurisdiction over the Company or the Optionee, including the registration of the Shares under the United States Securities Act 1933 or under the securities act of any applicable jurisdiction, and to such approvals by any governmental agencies or national securities exchanges as may be required. Nothing herein shall be deemed to require the Company to register the Shares under the securities law of any jurisdiction.

17.   CONTINUANCE OF EMPLOYMENT

Neither the Plan nor any Option Agreement shall impose any obligation on the Company or an affiliate to continue any Optionee in its employ or service, and nothing in the Plan or in any Option granted pursuant hereto shall confer upon any Optionee any right to continue in the employ or service of the Company or an affiliate thereof or restrict the right of the Company or an affiliate thereof to terminate such employment or service at any time.

18.   GOVERNING LAW AND JURISDICTION

The Plan shall be governed by and construed and enforced in accordance with the laws of the State of Delaware as applicable to contracts made and to be performed therein, without giving effect to the principles of conflict of laws. The competent courts of the State of Delaware shall have sole jurisdiction in any matters pertaining to the Plan.

19.   TAX CONSEQUENCES

Any tax consequences to any Optionee arising from the grant or exercise of any Option, from the payment for Shares covered thereby or from any other event or act (of the Company and/or its affiliates, or the Optionee) hereunder shall be borne solely by the Optionee. The Company and/or its affiliates shall withhold taxes according to the requirements under the applicable laws, rules, and regulations, including withholding taxes at source. Furthermore, the Optionee shall agree to indemnify the Company and/or its affiliates and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Optionee.

The Company shall not be required to release any Share certificate to an Optionee until all required payments have been fully made.

20.   NON-EXCLUSIVITY OF THE PLAN

The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangements or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of Options otherwise then under the Plan, and such arrangements may be either applicable generally or only in specific cases. For the avoidance of doubt, prior grant of options to Optionees of the Company under their employment agreements, and not in the framework of any previous option plan, shall not be deemed an approved incentive arrangement for the purpose of this section.

21.   MULTIPLE AGREEMENTS

The terms of each Option may differ from other Options granted under the Plan at the same time, or at any other time. The Board may also grant more than one Option to a given Optionee during the term of the Plan, either in addition to, or in substitution for, one or more Options previously granted to that Optionee.

22    RULES PARTICULAR TO SPECIFIC COUNTRIES

Notwithstanding anything herein to the contrary, the terms and conditions of the Plan may be adjusted with respect to a particular country by means of an addendum to the Plan in the form of an appendix (the "APPENDIX"), and to the extent that the terms and conditions set forth in the Appendix conflict with any provisions of the Plan, the provisions of the Appendix shall govern. Terms and conditions set forth in the Appendix shall apply only to Options issued to Optionees under the jurisdiction of the specific country that is subject of the Appendix and shall not apply to Options issued to any other Optionee. The adoption of any such Appendix shall be subject to the approval of the Board and if required the approval of the shareholders of the Company.



                                      * * *

                                  ALPHARX, INC.
                                OPTION AGREEMENT

                    MADE AS OF THE _____DAY OF _______, 2004





BETWEEN:            ALPHARX, INC.


                    A company incorporated in Delaware


                    (hereinafter the "COMPANY")



                                     ON THE ONE PART





AND:                Name _________________

                    I.D. No._______________

                    Address:______________

                    (hereinafter the "OPTIONEE")



                                   ON THE OTHER PART




WHEREAS On _________, 2004, the Company duly adopted and the Board approved the 2004 Global Share Option Plan (the "PLAN"), and Appendix - U.S.A. to the Plan (the "U.S. APPENDIX"), forming an integral part of the Plan, a copy of which is attached as EXHIBIT A hereto; and -

WHEREAS Pursuant to the Plan and the U.S. Appendix, the Company has decided to grant Options to purchase Shares of the Company to the Optionee, and the Optionee has agreed to such grant, subject to all the terms and conditions as set forth in the Plan, the U.S. Appendix and as provided herein;

NOW, THEREFORE, it is agreed as follows:


1.    PREAMBLE AND DEFINITIONS

      1.1   The preamble to this agreement constitutes an integral part hereof.


      1.2 Unless otherwise defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Plan and/or the U.S. Appendix.

2.    GRANT OF OPTIONS

      2.1 The Company hereby grants to the Optionee the number of Options as set forth in EXHIBIT B hereto, each Option shall be exercisable for one Share, upon payment of the Purchase Price as set forth in EXHIBIT B, subject to the terms and the conditions as set forth in the Plan and/or the U.S. Appendix as provided herein. . The Option is intended to be an Incentive Stock Option or a Non Qualified Stock Option as indicated in EXHIBIT B.

      2.2 The Optionee is aware that the Company intends in the future to issue additional shares and to grant additional options to various entities and individuals, as the Company in its sole discretion shall determine.

3.    PERIOD OF OPTION AND CONDITIONS OF EXERCISE

      3.1 The terms of this Option Agreement shall commence on the Date of Grant and terminate at the Expiration Date, or at the time at which the Option expires pursuant to the terms of the Plan and/or the U.S. Appendix or pursuant to this Option Agreement.

      3.2 Options may be exercised only to purchase whole Shares, and in no case may a fraction of a Share be purchased. If any fractional Share would be deliverable upon exercise, such fraction shall be rounded up one-half or less, or otherwise rounded down, to the nearest whole number.

4.    ADJUSTMENTS [?]

      [THE FOLLOWING ARE TWO ALTERNATIVES THAT MAY BE USED; THE FIRST ALTERNATIVE PROVIDES FOR A FULL ACCELERATION (AND A FURTHER ACCELERATION UPON TERMINATION OF EMPLOYMENT BY THE SUCCESSOR COMPANY - APPLICABLE USUALLY FOR EXECUTIVES). THE SECOND ALTERNATIVE PROVIDES NO ACCELERATION (APPLICABLE USUALLY FOR NON-EXECUTIVES). YOU MAY ALSO CONSIDER PARTIAL ACCELERATION. THESE ALTERNATIVES SHOULD BE PLACED IN DIFFERENT AGREEMENTS]

      FIRST ALTERNATIVE

      Notwithstanding anything to the contrary in Section 7.1 of the Plan and in addition thereto, if in any such Transaction as described in Section 7.1 of the Plan, the Successor Company (or parent or subsidiary of the Successor Company) does not agree to assume or substitute for the Options, the Vesting Dates shall be accelerated so that any unvested Option shall be immediately vested in full as of the date which is ten (10) days prior to the effective date of the Transaction, and the Committee shall notify the Optionee that the unexercised Options are fully exercisable for a period of ten (10) days from the date of such notice, and that any unexercised Options shall terminate upon the expiration of such period.

      If the successor Company (or parent or subsidiary of the Successor Company) agrees to assume or substitute for the Options and Optionee's employment with the Successor Company is terminated by the Successor Company without "Cause" within one year of the closing of such Transaction, the Vesting Dates shall be accelerated so that any unvested portion of the substituted Option shall be immediately vested in full as of the date of such termination without Cause.

      SECOND ALTERNATIVE

      Notwithstanding anything to the contrary in Section 7.1 of the Plan and in addition thereto, if in any such Transaction as described in Section 7.1 of the Plan, the Successor Company (or parent or subsidiary of the Successor Company) does not agree to assume or substitute for the Options, all unexercised Options shall be expired as of the date of the Transaction.

5.     VESTING; PERIOD OF EXERCISE

      Subject to the provisions of the Plan and/or the U.S. Appendix, Options shall vest and become exercisable according to the Vesting Dates set forth in EXHIBIT B hereto, provided that the Optionee is an Employee of, or providing services to, the Company and/or its affiliates on the applicable Vesting Date.

      All unexercised Options granted to the Optionee shall terminate and shall no longer be exercisable on the Expiration Date, as described in Section
      2.9 of the Plan.

6.    EXERCISE OF OPTIONS

      6.1   Options  may be  exercised  in  accordance  with the  provisions  of
            Section 8.1 of the Plan. The Purchase Price shall be payable upon the exercise of an Option in accordance with Section 6.2 of the Plan

      6.2 In order for the Company to issue Shares upon the exercise of any of the Options, the Optionee hereby agrees to sign any and all documents required by any applicable law and/or by the Company's incorporation documents. The Optionee further agrees that in the event that the Company and its counsel deem it necessary or advisable, in their sole discretion, the issuance of Shares may be conditioned upon certain representations, warranties, and acknowledgments by the Optionee.

      6.3 The Company shall not be obligated to issue any Shares upon the exercise of an Option if such issuance, in the opinion of the Company, might constitute a violation by the Company of any provision of law.

7.    RESTRICTIONS ON TRANSFER OF OPTIONS AND SHARES

      7.1 The transfer of Options and the transfer of Shares to be issued upon exercise of the Options shall be subject to the limitations set forth in the Plan, in the U.S. Appendix, in the Company's incorporation documents, in any shareholders' agreement to which the holders of common stock of the Company are bound or in any applicable law including securities law of any jurisdiction.

      7.2 The Optionee acknowledges that in the event Company's shares shall be registered for trading in any public market, the Optionee's right to sell Shares may be subject to limitations (including a lock-up period), as will be requested by the Company or its underwriters, and the Optionee unconditionally agrees and accepts any such limitations.

            The Optionee acknowledges that in order to enforce the above restriction, the Company may impose stop-transfer instructions with respect to the exercised Shares.

      7.3 The Optionee shall not dispose of any Shares in transactions which violate, in the opinion of the Company, any applicable laws, rules and regulations.

      7.4 The Optionee agrees that the Company shall have the authority to endorse upon the certificate or certificates representing the Shares such legends referring to the foregoing restrictions, and any other applicable restrictions as it may deem appropriate, or which are required by applicable law (which do not violate the Optionee's rights according to this Option Agreement).

8.    TAXES; INDEMNIFICATION

      8.1 Any tax consequences arising from the grant or exercise of any Option, from the payment for Shares covered thereby or from any other event or act (of the Company and/or its affiliates, or the Optionee), hereunder, shall be borne solely by the Optionee. The Company and/or its affiliates shall withhold taxes according to the requirements under the applicable laws, rules, and regulations, including withholding taxes at source. Furthermore, the Optionee hereby agrees to indemnify the Company and/or its affiliates and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Optionee.

      8.2 The Optionee will not be entitled to receive from the Company any Shares allocated or issued upon the exercise of Options prior to the full payments of the Optionee's tax liabilities arising from Options which were granted to him and/or Shares issued upon the exercise of Options. For the avoidance of doubt, the Company shall be required to release any share certificate to the Optionee until all payments required to be made by the Optionee have been fully satisfied.

      8.3 The receipt of the Options and the acquisition of the Shares to be issued upon the exercise of the Options may result in tax consequences. THE OPTIONEE IS ADVISED TO CONSULT A TAX ADVISER WITH RESPECT TO THE TAX CONSEQUENCES OF RECEIVING OR EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

      8.4 If any of the Shares designated as ISOs are disposed of prior to a date which is both (1) two years after the Date of Grant and (2) one year after the date of the Option's exercise date, the Optionee immediately prior to such disposition shall promptly notify the Company in writing of the date and terms of the disposition and shall provide such other information regarding the disposition as the Company may reasonably require.

9.    MISCELLANEOUS

      9.1 No Obligation to Exercise Options. The grant and acceptance of these Options imposes no obligation on the Optionee to exercise it.

      9.2 Confidentiality. The Optionee shall regard the information in this Option Agreement and its exhibits attached hereto as confidential information and the Optionee shall not reveal its contents to anyone except when required by law or for the purpose of gaining legal or tax advice.

      9.3 Continuation of Employment or Service. Nothing in the Plan, the U.S. Appendix and this Option Agreement shall be construed as imposing any obligation on the Company or an affiliate to continue the Optionee's employment or service and nothing in the Plan, the U.S. Appendix or in this Option Agreement shall confer upon the Optionee any right to continue in the employ or service of the Company and/or an affiliate or restrict the right of the Company or an affiliate to terminate such employment or service at any time.

      9.4 Entire Agreement. Subject to the provisions of the Plan and/or the U.S. Appendix, to which this Option Agreement is subject, this Option Agreement, together with the exhibits hereto, constitute the entire agreement between the Optionee and the Company with respect to Options granted hereunder, and supersedes all prior agreements, understandings and arrangements, oral or written, between the Optionee and the Company with respect to the subject matter hereof.

      9.5 Failure to Enforce - Not a Waiver. The failure of any party to enforce at any time any provisions of this Option Agreement or the Plan and/or the U.S. Appendix shall in no way be construed to be a waiver of such provision or of any other provision hereof.

      9.6 Provisions of the Plan and/or the U.S. Appendix. The Options provided for herein are granted pursuant to the Plan and/or the U.S. Appendix and said Options and this Option Agreement are in all respects governed by the Plan and/or the U.S. Appendix and subject to all of the terms and provisions of the Plan and/or the U.S. Appendix.

            Any interpretation of this Option Agreement will be made in accordance with the Plan and/or the U.S. Appendix but in the event there is any contradiction between the provisions of this Option Agreement and the Plan and/or the U.S. Appendix, the provisions of the Option Agreement will prevail.

      9.7 Binding Effect. The Plan, the U.S. Appendix and this Option Agreement shall be binding upon the heirs, executors, administrators and successors of the parties hereof.

      9.8 Notices. All notices or other communications given or made hereunder shall be in writing and shall be delivered or mailed by registered mail or delivered by email or facsimile with written confirmation of receipt to the Optionee and/or to the Company at the addresses shown on the letterhead above, or at such other place as the Company may designate by written notice to the Optionee. The Optionee is responsible for notifying the Company in writing of any change in the Optionee's address, and the Company shall be deemed to have complied with any obligation to provide the Optionee with notice by sending such notice to the address indicated below.


ALPHARX, INC.:

Name: ___________

Position:________

Signature: ______


I, the undersigned, hereby acknowledge receipt of a copy of the Plan and the U.S. Appendix and accept the Options subject to all of the terms and provisions thereof. I have reviewed the Plan and the U.S. Appendix and this Option Agreement in its entirety, have had an opportunity to obtain the advice of counsel prior to executing this Option Agreement, and fully understand all provisions of this Option Agreement. I agree to notify the Company upon any change in the residence address indicated above.

       --------------             -------------------
       Date                       Optionee's Signature



      ATTACHMENTS:

EXHIBIT A:  ALPHARX INC. 2004 GLOBAL SHARE OPTION PLAN AND APPENDIX - U.S.A.

EXHIBIT B:  TERMS OF THE OPTION

                                    EXHIBIT B

                               TERMS OF THE OPTION

NAME OF THE OPTIONEE:
DATE OF GRANT:
DESIGNATION:                                              o  |_|   ISO
                                                          o  |_|   NQSO

1. Number of Options granted: 2. Purchase Price: 3. Vesting Dates:


             NUMBER OF OPTIONS                      VESTING DATE
             -----------------                      ------------


4. Expiration Date:




-------------------                 -------------------
Optionee                            Company

                                  ALPHARX, INC.

                                APPENDIX - U.S.A.

                      TO THE 2004 GLOBAL SHARE OPTION PLAN

1.    GENERAL

      1.1 This appendix (the "APPENDIX") shall apply only to participants who are residents of the United States or those who are deemed to be residents of the United States for the payment of tax. The provisions specified hereunder shall form an integral part of the 2004 Global Share Option Plan of AlphaRx, Inc. (hereinafter: the "PLAN"), which applies to the issuance of options to purchase Shares of AlphaRx Inc. (hereinafter: the "COMPANY"). According to the Plan, options to purchase the Company's Shares may be issued to employees, directors, consultants and service provides of the Company or its affiliates.

      1.2 This Appendix is to be read as a continuation of the Plan and only refers to Options granted to U.S. Optionees so that they comply with the requirements set by the U.S. law in general, and in particular with the provisions of Sections 421 through 424 of the Code. For the avoidance of doubt, this Appendix does not add to or modify the Plan in respect of any other category of Optionees.

      1.3 The Plan and this Appendix are complementary to each other and shall be deemed one. In any case of contradiction, whether explicit or implied, between the provisions of this Appendix and the Plan, the provisions set out in this Appendix shall prevail with respect to Options granted to American Optionees.

      1.4 Any capitalized terms not specifically defined in this Appendix shall be construed according to the interpretation given to them in the Plan.

2.    DEFINITIONS

      2.1 "CODE" means the United States Internal Revenue Code of 1986, as now in effect or as hereafter amended.

      2.2 "EMPLOYEE(S)" means any individual who is an employee of the Company or a Subsidiary.

      2.3   "ISO"  means an  "incentive  stock  option"  within  the  meaning of
            Section 422 of the Code, or the corresponding provision of any subsequently enacted U.S. federal tax statute, as amended from time to time.

      2.4 "NQSO (NON QUALIFIED STOCK OPTION)" means an option that does not meet the requirements of, and is not governed by, the rules of Sections 421 through 424 of the Code.

      2.5 "SUBSIDIARY" means any company (other than the Company) in an unbroken chain of companies beginning with the Company if, at the time of granting an option, each of the companies other than the last company in the unbroken chain owns shares possessing fifty percent (50%) or more of the total combined voting power of all classes of shares in one of the other companies in such chain.

      2.6 "TEN PERCENT SHAREHOLDER" shall mean a person who owns shares possessing more than ten percent (10%) of the total combined voting power of all classes of shares of the Company or of any of its affiliates.

3.    ISSUANCE OF OPTION; ELIGIBILITY

      3.1 The terms and conditions upon which Options shall be issued and exercised, including the vesting schedules and the Purchase Price, shall be as specified in the Option Agreement to be executed pursuant to the Plan and to this Appendix.

      3.2 ISOs may only be granted to Employees. NQSOs may be granted to Employees and Service Providers of the Company or any affiliate.

4.    EXERCISE OF OPTIONS

      4.1 Options shall be exercised by the Optionee's by giving written notice of to the Company or to any third party designated by the Company (the "REPRESENTATIVE"), in such form and method as may be determined by the Company, which exercise shall be effective upon receipt of such notice by the Company and/or the Representative and the payment of the exercise price for the number of Shares with respect to which the option is being exercised, at the Company's or the Representative's principal office. The notice shall specify the number of Shares with respect to which the Option is being exercised.

      4.2 Each Option shall be exercisable following the Vesting Dates, subject to the provisions of the Plan and the number of Options granted; provided, however, that no Option shall be exercisable after the earlier of: (i) the date set forth in the Option Agreement; (ii) in the event of the grant of ISOs, the expiration of ten (10) years from the Date of Grant; (iii) in the event of the



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

            grant of ISOs to Ten Percent  Shareholders,  the  expiration of five
            (5) years from the Date of Grant; or (iv) the expiration of any extended period in any of the events set forth in Section 8.5 of the Plan.

      4.3 To the extent the aggregate Fair Market Value (determined at the Date of Grant) of the Company's shares with respect to which ISO are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its affiliates exceeds US $100,000 the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as NQSO.

5.    PURCHASE PRICE

      5.1 In the case of an ISO, the Purchase Price shall be determined subject to the following:

            (i) in case of an ISO granted to a Ten Percent Shareholder, the Purchase Price shall be no less than one hundred and ten percent (110%) of the Fair Market Value per Share on the Date of Grant.

            (ii) in case of an ISO granted to any other Employee, the Purchase Price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the Date of Grant.

6.    RESTRICTIONS ON ASSIGNABILITY AND SALE OF OPTIONS

      Unless otherwise determined by the Committee and subject to any applicable law, no Option or any right with respect thereto, purchasable hereunder, whether fully paid or not, shall be assignable, transferable or given as collateral to any third party whatsoever, except as specifically allowed under this Plan, and during the lifetime of the Optionee, each and all of such Optionee's rights to purchase Shares hereunder shall be exercisable only by the Optionee.

      Any such action made directly or indirectly, for an immediate valuation or for a future one, shall be void.



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


7.    EFFECTIVE DATE OF THE PLAN

      7.1 Subject to Section 7.2, this Appendix shall be effective as of _____, 2004 (the "EFFECTIVE Date") and shall terminate upon the expiration of ten (10) years from the Effective Date on _______, 2014 (the "TERMINATION DATE"). No ISO may be granted under the Appendix after the Termination Date.

      7.2 The Appendix shall be approved by the shareholders of the Company, which approval shall be received within twelve (12) months following the Effective Date. All and any grants of ISOs to Optionees under this Appendix as of the Effective Date shall be subject to the said shareholders approval.

8.    AMENDMENT TO THE PLAN AND APPENDIX

      The Company shall obtain the approval of the Company's shareholders for any amendment to the Plan and this Appendix, if shareholders' approval is necessary or desirable to comply with any applicable law. The Board may also, but need not, require that the Company's shareholders approve any other amendments to this Appendix and/or to the Plan. Without derogating from the above, no amendment of this Appendix and/or of the Plan shall be effective unless approved by the shareholders of the Company within twelve
      (12) months before or after the adoption of the amendment by the Board if such approval is required, including but not limited to, any amendment that will:

      (i) increase the number of Shares reserved under the Plan, except as provided in Section 8 of the Plan; or

      (ii) modify the requirements as to eligibility for participation in the Plan and/or this Appendix to the extent that such modification requires shareholders approval in order for the Plan and/or this Appendix to comply with Section 422 of the Code; or.

      (iii) modify the Plan and/or this Appendix in any other way if such modification requires shareholders approval in order for the Plan and/or this Appendix to satisfy the requirements of Section 422 of the Code.

9.    TAX CONSEQUENCES

      To the extent permitted by applicable law, any tax consequences arising from the grant or exercise of any Option, from the payment for Shares covered thereby or from any other event or act (of the Company and/or its Subsidiaries, or the Optionee), hereunder, shall be borne solely by the Optionee. The Company and/or its or Subsidiary shall withhold taxes according to the requirements under the applicable laws, rules, and


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


      regulations, including withholding taxes at source. Furthermore, the Optionee shall agree to indemnify the Company and/or its Subsidiary and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Optionee.

      The Company shall not be required to release any Share certificate to an Optionee until all required payments have been fully made.

10.   CONVERSION OF ISOS INTO NQSOS; TERMINATION OF ISOS.

      The Board, at the written request of any Optionee, may in its discretion take such actions as may be necessary to convert such Optionee's ISOs (or any portions thereof) that have not been exercised on the date of conversion into NQSOs at any time prior to the expiration of such ISOs, regardless of whether the Optionee is an Employee of the Company or a Subsidiary at the time of such conversion. Such actions may include, but not be limited to, extending the exercise period or reducing the Purchase Price of the appropriate installments of such Options. At the time of such conversion, the Board (with the consent of the Optionee) may impose such conditions on the exercise of the resulting NQSOs as the Board in its discretion may determine, provided that such conditions shall not be inconsistent with the Plan and/or this Appendix. Nothing in the Plan and/or in this Appendix shall be deemed to give any Optionee the right to have such Optionee's ISOs converted into NQSOs, and no such conversion shall occur unless and until the Board takes appropriate action. The Board, with the consent of the Optionee, may also terminate any portion of any ISO that has not been exercised at the time of such conversion.

11.   NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.

      Each Employee who receives an ISO must agree to notify the Company in writing immediately after the Employee makes a Disqualifying Disposition of any Shares acquired upon the exercise of an ISO. A Disqualifying Disposition is any disposition (including any sale) of such Shares before a date which is both (a) two (2) years after the date the Employee was granted the ISO, or (b) one (1) year after the date the Employee acquired Shares by exercising the ISO. If the Employee has died before such Share is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

12.   CALIFORNIA PROVISIONS

      Notwithstanding the foregoing Sections, any grant of Options that are deemed by the California Securities Law of 1968 to be made in California shall be subject to the following additional terms and conditions:

      12.1 The Purchase Price of any Option shall not be less than 85% of Fair Market Value on the Date of Grant (determined in a manner not inconsistent with Section 260.140.50 of the California Code of Regulations or any successor statute), provided that the Purchase Price of any Option granted to a Ten Percent Shareholder shall not be less than 110% of the Fair Market Value on the Date of Grant (determined in a manner not inconsistent with Section 260.140.50 of the California Code of Regulations or any successor statute).

      12.2 Any Option granted under the USSOP to an Optionee who is not an officer, director, or consultant of the Company or its affiliates shall become exercisable at a rate of at least twenty percent (20%) of the Shares subject to such grant per year for a period of five
            (5) years from the Date of Grant.

      12.3 The Company shall deliver to the Optionee financial statements of the Company on an annual basis. The financial statements so provided shall comply with Section 260.140.46 of the California Code of Regulations or any successor statute.

      12.4 Unless an Optionee's employment is terminated for Cause, the Optionee shall have the right to exercise an Option, prior to the termination of the Option in accordance with Section 8.5 of the Plan (to the extent that the Optionee was entitled to exercise such Option on the date employment terminates), as follows: (i) six (6) months after the date of Termination if the Termination was caused by the Optionee's death or "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code); and (ii) thirty (30) days after the date of termination if termination was caused other than by death or "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of the Optionee.

      12.5 At no time shall the total number of Shares issuable upon exercise of all outstanding Options and the total number of shares provided for under all stock bonus or similar plans of the Company exceed the applicable percentage as calculated in accordance with the conditions and exclusions of Section 260.140.45 of the California Code of Regulations or any successor statute.

      12.6 If the Share is listed on an established national or regional stock exchange or is admitted to quotation on the National Association of Securities Dealers Automated Quotation System, or is publicly traded in an established securities market, the restrictions of this
            Section 12 above shall terminate as of the first date that the Share is so listed, quoted or publicly traded.



                                      * * *


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